Exhibit 13

Certification Pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934.

        In connection with the Annual Report on Form 20-F of NUR Macroprinters Ltd. (the “Company”) for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

A)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

B)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Reis —————————————— David Reis President and Chief Executive Officer

/s/ Yosef Zylberberg —————————————— Yosef Zylberberg Chief Operating Officer and Chief Financial Officer

Date: June 29, 2007